UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2014 (April 17, 2014)
DSW Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Appointment of Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of the Company
DSW Inc. (the "Company") announces that Mary Meixelsperger is joining the Company on April 21, 2014 as a Senior Vice President. Effective May 1, 2014, Ms. Meixelsperger, age 53, shall assume the roles of Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of the Company.
Ms. Meixelsperger joins DSW Inc. from Shopko Stores, a regional discount store chain, where she held the roles of Chief Financial Officer, Controller and Treasurer for the last nine years. Prior to Shopko, Ms. Meixelsperger was the Chief Financial Officer for two non-profit organizations between 1993-2004 and was the Chief Financial Officer for Worldmark Group, a private equity firm between 1986-1991. Ms. Meixelsperger started her career in public accounting at Arthur Young and Co. and she holds a Bachelor of Business Administration degree with distinction from the University of Wisconsin-Madison.
Pursuant to the Company's offer letter dated April 15, 2014, Ms. Meixelsperger will receive an annual base salary of $550,000 and a cash signing bonus of $50,000. Subject to approval by the Company's Board of Directors, she will be granted restricted stock with a targeted future value of $120,000 and stock options with a targeted future value of $280,000. The restrictive stock will vest 100% on the third anniversary of the grant date and the stock options will vest at 20% increments and have a 10 year life. Ms. Meixelsperger will participate in the 2014 Management Incentive Plan with a target payout of 40% of her annual base salary. She will also receive benefits normally accorded exempt salaried associates and relocation benefits. If Ms. Meixelsperger voluntarily resigns within twelve (12) months of her date of hire, she will be required to repay the Company the cash signing bonus. If she voluntarily resigns within twenty-four (24) months from the date of relocation initiation, she will be required to repay the Company for any relocation benefits.

The Company's press release entitled "DSW Inc. Announces New Chief Financial Officer" is filed herewith as Exhibit 99.1.

As previously announced, Douglas Probst, Executive Vice President and Chief Financial Officer of the Company, shall retire effective May 1, 2014. Also, effective as of May 1, 2014, Helen "Betsy" Wallace, shall resign from the role of Principal Accounting Officer.

The information contained or incorporated by reference in this Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are intended to be covered by the safe harbors created thereby. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. These forward-looking statements involve numerous risks and uncertainties, including without limitation the various risks inherent in the Company’s business as set forth in periodic reports filed with the Securities and Exchange Commission. One or more of these factors could affect the Company’s businesses and financial results in future periods and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included or incorporated by reference herein, the inclusion of such information should not be regarded as a representation that the objectives and plans of the Company will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to the management of the Company. The Company assumes no obligation to update any forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 17, 2014

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DSW Inc.
By: /s/William L. Jordan
William L. Jordan
Executive Vice President and General Counsel

Date: April 17, 2014